Exhibit 99.1

Marchex Announces Fourth Quarter and Full Year 2022 Results

SEATTLE –February 28, 2023-- Marchex, Inc. (NASDAQ: MCHX), the award-winning AI-powered conversation intelligence company that helps businesses turn strategic insights into the actions that drive their most valued sales outcomes, today announced its financial results for the fourth quarter and year ended December 31, 2022.

Q4 2022 and Full Year 2022 Financial Highlights

•	GAAP revenue was $12.3 million for the fourth quarter of 2022, compared to $12.8 million for the fourth quarter of 2021. GAAP revenue was $52.2 million for 2022, compared to $53.5 million for 2021.
•

Net loss was $3.6 million for the fourth quarter of 2022 or $0.08 per diluted share, compared to a net loss of $2.0 million or $0.04 per diluted share for the fourth quarter of 2021. Net loss was $8.2 million for 2022 or $0.19 per diluted share, compared to a net loss of $4.4 million or $0.10 per diluted share for 2021.

	Q4 2021		Q4 2022		FY 2021		FY 2022
GAAP Revenue	$12.8	million	$12.3	million	$53.5	million	$52.5	million
Non-GAAP Results:
Adjusted EBITDA	$60,000		$(1.7)	million	$(3.5)	million	$(1.4)	million
•

Adjusted non-GAAP income (loss) per share for the fourth quarter of 2022 was ($0.05) compared to ($0.01) for the fourth quarter of 2021. Adjusted non-GAAP income (loss) per share for 2022 was ($0.08) compared to ($0.12) for 2021.

Fourth Quarter Summary:

•

New Customer Traction and Existing Customer Expansion. During the fourth quarter of 2022, Marchex signed a long-term, multi-year extension with a large auto OEM partner. Under the parameters of the arrangement, there is significant growth potential over time. In addition, the company saw continued traction by signing up more than 300 auto dealers through direct or channel partners sales initiatives over the last twelve months as well as new enterprise customers across multiple verticals that the company expects to onboard throughout 2023.

•

Conversation Volumes. Overall conversation volumes in the fourth quarter of 2022 were down on a year-over-year basis, as some customers faced inflationary pressures, customer churn and pressure from other overall macroeconomic factors. Despite this, conversation volume trends in some of the largest verticals were up modestly from the year ago period largely due to the expansion of relationships with existing customers in these verticals.

Strategic Priorities and Growth Initiatives For 2023

•

Existing Customer Expansion and New Customer Traction to Drive Growth in 2023. In 2023, the company expects to add meaningfully to its base of customer relationships across multiple verticals as well as expand some of its most significant existing large enterprise relationships. The company expects this progress can drive accelerating double-digit growth in its largest vertical exiting the year.

•

Accelerate Product Innovation. The company expects to expand on its award-winning suite of conversational intelligence products, including launching new products in 2023, which it believes will be accelerants for deeper customer penetration and revenue growth.

•

Expand Channel Opportunities. In 2022, the company added several hundred new customers through channel partnerships and integrations with leading vertical CRM and UCaaS providers. The company expects it will add to and deepen its integrations with new channel partners and various CRM and UCaaS providers, continuing to open new channels and opportunities for growth.

“I am excited to join Marchex at this moment in its history. The conversational intelligence market is a dynamic one that offers significant opportunity for the company,” said Edwin Miller, CEO. “Marchex is uniquely positioned by virtue of its relationships with industry leading brands and products to be a leader in this market. Combine those ingredients with Marchex’s vast conversational data set and these assets represent a potent combination to build an innovation engine that can drive significant growth in the future.”

“In 2023, Marchex will focus on accelerating the business through continued innovation with award-winning products, expanding relationships with many of our industry leading Fortune 500 customers and through unlocking new channel opportunities. We are highly focused on executing these initiatives and realizing Marchex’s considerable potential to grow into a $100 million or more annual revenue business in the future. Many of our core verticals are undergoing significant change in how they evolve customer experience and sell, and Marchex is uniquely positioned to work with them to solve many of the high impact problems that large enterprises with distributed locations face as they look to sell more and build better customer experiences.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of February 28, 2023.

“Throughout January and the first part of February 2023, we saw continued macroeconomic pressures on certain customer segments, consistent with fourth quarter 2022 levels, which we expect will impact growth to a degree in the first quarter of 2023,” said Mike Arends, Vice Chairman. “Despite this, we anticipate that sales traction will lead to revenue levels similar to the fourth quarter of 2022. In addition, excluding the impact of restructuring expenditures for operating activity modifications, we expect to be in a similar range on an Adjusted EBITDA basis for the first quarter compared to the fourth quarter of 2022.

In 2023, as we execute on our sales initiatives, including expanding our existing customer opportunities, we believe Marchex should make sequential progress from the first quarter in revenue and on an Adjusted EBITDA basis throughout the subsequent quarters, potentially reaching break-even on an Adjusted EBITDA basis in the back half of the year. In addition, as we see sales traction and make further progress on technology infrastructure initiatives, we believe we can see growth accelerate and potentially significant operating leverage over time,” said Arends.

Management will hold a conference call, starting at 5:00 p.m. ET on Tuesday, February 28, 2023 to discuss its  fourth quarter and year ended December 31, 2022 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location two hours after completion of the call.

About Marchex

Marchex’s award-winning conversation intelligence platform, featuring AI-powered sales engagement and marketing solutions, helps businesses turn strategic insights into the actions that drive their most valued sales outcomes. Our multichannel voice and text capabilities enable sales and marketing teams to deliver the buying experiences that today’s customers expect. Marchex is the trusted conversation intelligence partner for market-leading companies in critical industries, including many of the world’s most innovative and successful brands.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 28, 2023 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted EBITDA, Adjusted OIBA, and Adjusted non-GAAP income (loss) per share.

Adjusted EBITDA represents net income (loss) before (1) gain on loan extinguishment, (2) interest, (3) income taxes, (4) amortization of intangible assets from acquisitions, (5) depreciation and amortization, (6) stock-based compensation expense, (7) acquisition and disposition-related costs (benefit), and (8) foreign government assistance subsidies. Marchex believes that Adjusted EBITDA is an alternative measure used by our management to understand and evaluate our core operating performance and trends, and that provides meaningful supplemental information regarding performance and evaluating performance and liquidity to measure its ability to fund operations and its financing obligations.

Adjusted OIBA represents Adjusted EBITDA adjusted for depreciation and amortization. This measure, among other things, is another metric by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses as detailed above. Financial analysts and investors may use Adjusted EBITDA and Adjusted OIBA to help with comparative financial evaluation to make informed investment decisions.

Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs (benefit), (3) amortization of intangible assets from acquisitions, (4) gain on loan extinguishment, (5) interest income and other, net, and (6) foreign government paycheck assistance and rent subsidies. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir@marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In Thousands)	2021	2022	2021	2022
Revenue	$12,790	$12,292	$53,476	$52,170
Expenses:
Service costs (1)	5,305	5,671	21,694	20,462
Sales and marketing (1)	3,304	3,345	13,549	13,517
Product development (1)	2,823	3,840	16,112	14,355
General and administrative (1)	2,334	2,390	9,294	9,787
Amortization of intangible assets from acquisitions	773	531	4,481	2,124
Acquisition and disposition related costs (benefit)	39	37	142	74
Total operating expenses	14,578	15,814	65,272	60,319
Loss from operations	(1,788)	(3,522)	(11,796)	(8,149)
Gain on loan extinguishment	—	—	5,185	—
Interest income (expense) and other, net	-	55	2,453	88
Loss before provision for income taxes	(1,788)	(3,467)	(4,158)	(8,061)
Income tax expense (benefit)	247	107	232	184
Net loss applicable to common stockholders	$(2,035)	$(3,574)	$(4,390)	$(8,245)
Basic and diluted net loss per Class A and Class B share applicable to common stockholders
Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.04)	$(0.08)	$(0.10)	$(0.19)

Shares used to calculate basic net loss per share applicable to common stockholders:
Class A	4,661	4,661	4,661	4,661
Class B	39,527	38,042	39,256	38,560
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	4,661	4,661	4,661	4,661
Class B	44,188	42,703	43,917	43,221
(1) Includes stock-based compensation allocated as follows:
Service costs	$34	$46	$49	$171
Sales and marketing	207	200	870	796
Product development	66	77	296	293
General and administrative	360	289	1,459	1,386
Total	$667	$612	$2,674	$2,646

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	December 31,
(In Thousands)	2021	2022
Assets
Current assets:
Cash and cash equivalents	$27,086	$20,474
Accounts receivable, net	8,021	8,396
Prepaid expenses and other current assets	2,407	2,015
Total current assets	37,514	30,885
Property and equipment, net	2,817	4,050
Other assets, net	986	973
Right-of-use lease asset	2,238	738
Goodwill	17,558	17,558
Intangible assets from acquisitions, net	4,714	2,590
Total assets	$65,827	$56,794
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,363	$2,037
Accrued benefits and payroll	3,631	3,566
Other accrued expenses and current liabilities	3,869	3,825
Deferred revenue and deposits	2,016	1,384
Lease liability current	1,794	1,252
Total current liabilities	12,673	12,064
Deferred tax liabilities	186	233
Lease liability non-current	1,466	385
Total liabilities	14,325	12,682
Stockholders’ equity:
Class A common stock	49	49
Class B common stock	374	385
Additional paid-in capital	354,155	354,999
Accumulated deficit	(303,076)	(311,321)
Total stockholders’ equity	51,502	44,112
Total liabilities and stockholders’ equity	$65,827	$56,794

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss to Adjusted EBITDA and Adjusted Operating Income (Loss) Before Amortization (OIBA)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In Thousands)	2021	2022	2021	2022
Net loss applicable to common stockholders	$(2,035)	$(3,574)	$(4,390)	$(8,245)
Gain on loan extinguishment	—	—	(5,185)	-
Interest income (expense) and other, net	-	(55)	(2,453)	(88)
Income tax expense (benefit)	247	107	232	184
Amortization of intangible assets from acquisitions	773	531	4,481	2,124
Depreciation and amortization	379	608	1,487	1,910
Stock-based compensation	667	612	2,674	2,646
Acquisition and disposition-related costs (benefit)	39	37	142	74
Foreign government paycheck assistance and rent subsidies[1]	(10)	—	(444)	(10)
Adjusted EBITDA	$60	$(1,734)	$(3,456)	$(1,405)
Depreciation and amortization	379	608	1,487	1,910
Adjusted OIBA	$(319)	$(2,342)	$(4,943)	$(3,315)

[1]	Includes pandemic related wage and rent relief subsidies, recognized as a reduction of wages or rent during the period received.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Loss

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2022	2021	2022
Net loss applicable to common stockholders, diluted	$(0.04)	$(0.08)	$(0.10)	$(0.19)
Stock-based compensation	0.01	0.02	0.06	0.06
Acquisition and disposition-related costs (benefit)	—	—	—	—
Amortization of intangible assets from acquisitions	0.02	0.01	0.10	0.05
Gain on loan extinguishment	—	—	(0.12)	—
Interest income and other, net	—	—	(0.05)	—
Foreign government paycheck assistance and rent subsidies	—	—	(0.01)	—
Adjusted non-GAAP loss per share	$(0.01)	$(0.05)	$(0.12)	$(0.08)
Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and Adjusted Non-GAAP loss per share	44,188	42,703	43,917	43,221

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.